UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION

 WASHINGTON, D.C. 20549

 FORM 8-K

 CURRENT REPORT

 Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  February 11, 2021
American Public Education, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-33810	01-0724376
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

111 W. Congress Street Charles Town, West Virginia	25414
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 304-724-3700

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.01 par value	APEI	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).   ☐
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01	Other Events.

On October 28, 2020, American Public Education, Inc. (“APEI”) entered into a membership interest purchase agreement to purchase from FAH Education, LLC all of the membership interests in Rasmussen, LLC (“Rasmussen”), which operates Rasmussen University, a nursing- and health sciences-focused institution (the “Acquisition”). The Acquisition was previously described in APEI’s Form 8-K filed on October 29, 2020.

The audited consolidated balance sheets of Rasmussen as of September 30, 2020 and September 30, 2019, and related audited consolidated statements of operations, comprehensive income, equity and cash flows for the fiscal years ended September 30, 2020 and September 30, 2019, are filed herewith as Exhibit 99.1 and incorporated herein by reference.

The unaudited pro forma condensed combined financial information of APEI giving pro forma effect to the Acquisition, consisting of the unaudited pro forma condensed combined income statements for the fiscal year ended December 31, 2019 and the nine months ended September 30, 2020, and the unaudited pro forma condensed combined balance sheet as of September 30, 2020, are filed herewith as Exhibit 99.2 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)             Exhibits.

Exhibit
No.	Description

23.1	Consent of McClintock & Associates, independent auditor to Rasmussen, LLC.

99.1	Audited consolidated financial statements of Rasmussen, LLC as of and for each of the fiscal years ended September 30, 2020 and 2019.

99.2
Unaudited pro forma condensed combined income statements of American Public Education, Inc. for the fiscal year ended December 31, 2019 and the nine months ended September 30, 2020, and the unaudited pro forma condensed combined balance sheet of American Public Education, Inc. as of September 30, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

American Public Education, Inc.

Date: February 11, 2021
	By:	/s/ Richard W. Sunderland, Jr.
Richard W. Sunderland, Jr.
Executive Vice President and Chief Financial Officer